                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number: 811-21437

                Cohen & Steers REIT and Utility Income Fund, Inc.
               (Exact name of registrant as specified in charter)

                      757 Third Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                                Robert H. Steers
                     Cohen & Steers Capital Management, Inc.
                                757 Third Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (212) 832-3232

                      Date of fiscal year end: December 31

                     Date of reporting period: June 30, 2004

Item 1. Reports to Stockholders.

The registrant's semi-annual report to shareholders, for the period ended June 30, 2004 is included herein.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 10. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange

Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

         By: /s/ Robert H. Steers
             -------------------------------
                 Name:  Robert H. Steers
                 Title: Chairman

         Date: August 19, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



         By: /s/ Robert H. Steers                                 By: /s/ Martin Cohen
             -------------------------------                          ---------------------------------------
             Name:  Robert H. Steers                                  Name:  Martin Cohen
             Title: Chairman, Secretary                               Title: President, Treasurer
                       and principal executive officer                          and principal financial officer



         Date: August 19, 2004

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

July 26, 2004

To Our Shareholders:

    We are pleased to submit to you our report for Cohen & Steers REIT and Utility Income Fund for the quarter and period ended June 30, 2004. The net asset value at that date was $18.24 per share. During the quarter, three $0.105 per share monthly dividends were paid to common shareholders.

INVESTMENT REVIEW

    For the quarter, Cohen & Steers REIT and Utility Income Fund had a total return, based on income and change in net asset value, of -5.1%, compared to the NAREIT Equity REIT Index's(a) total return of -5.8% and the S&P Utilities Index'sa total return of -1.3%. For the period January 30, 2004 (commencement of operations) through June 30, 2004, the fund's total return was -2.2%, compared to NAREIT's total return of 1.8% and the S&P Utilities Index's total return of 1.5%.

    The second quarter began with a dramatic decline in REIT stock prices and a lesser decline in utility stocks, followed by a dramatic rebound. By way of review, the March jobs report took the capital markets by surprise on April 2 and sent the bond market reeling, resulting in the worst quarter for the bond market since the first quarter of 1994. REITs and utilities dropped 18% and 8%, respectively, from their highs at the end of March, before bottoming in mid May. We characterized this decline as technical in nature, driven by the valuation concerns of some investors, and one that we believed presented an attractive investment opportunity. We are pleased to report that since the middle of May, REITs and utilities have rebounded significantly. REITs recorded a 14% total return from May 10 through the end of June, and were one of the best performing asset classes over this time period, while utilities posted a 6% total return over the same time period.

    While both asset classes offer the potential for attractive current income, REITs and utilities are not highly correlated to each other, and in our view utilities had a steadying effect during the dramatic decline in REIT share prices. At the beginning of the quarter we initially emphasized utilities, as we believed that they offered better relative value than REITs. The asset mix of the fund as of March 31, 2004 consisted of 44% utility common stocks, 26% REIT common stocks and 10% preferred and other fixed income investments (with the remaining 20% in cash, proceeds from the fund's issuance of auction market preferred securities). Our patience served us well and as REIT share prices declined early in the quarter we increased our REIT holdings. We also began to find more attractive preferred investment opportunities, particularly in REIT preferreds, due to the concern about rising interest rates. Therefore, since our last report we have positioned the portfolio to have a greater allocation to REIT

-------------------
(a) The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole. The S&P Utilities Index is an unmanaged, market capitalization weighted index of 33 companies whose primary business involves the generation, transmission, and/or distribution of electricity and/or natural gas.

--------------------------------------------------------------------------------
                                       1

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

common stocks and preferreds as reflected in the fund's asset mix as of June 30, 2004: 41% REIT common stocks, 40% utility common stocks, and 18% preferred and other fixed income investments (with the remaining 1% in cash).

    While many observers have focused intently on the recent volatility in REIT share prices, the more interesting story, in our view, is a rotation of sector leadership. The defensive issues, which had led the REIT group since 2001, have ceded their market leadership to the more cyclically inclined companies that will respond to the economic recovery most quickly and most dramatically. The broad distribution of returns across sectors during the quarter highlights in greater detail this leadership change, as well as the above-average volatility experienced during the quarter. The best performing sectors were apartment and hotel, which generated total returns of 2.2% and -2.6% respectively. Conversely, the worst performing sectors during the quarter were health care (-13.4% total return) and regional mall (-11.5%). The obvious difference between the two groups is the short lease duration and more variable demand patterns of the strong performing cyclical sectors versus the long lease terms and relatively consistent demand profiles of the laggards, which tend not to respond quickly to accelerating economic growth.

    The fund's best performing REIT investments during the quarter were in the apartment and office/industrial sectors, which produced total returns of -0.8% and -2.5% respectively, while the worst performing sector for the fund was the regional mall sector, which had a -16.6% total return. Apartment companies
Amli Residential Properties Trust and Mid-America Apartment Communities were the fund's best performing REIT holdings, contributing total returns of 5.7% and 3.9% respectively. Laggards during the quarter included HealthCare REIT, with a total return of -18.5% and Glimcher Realty Trust, which generated a total return of -16.6%.

    Within the utility sector, the integrated natural gas sector performed best during the quarter with a 3.2% total return. Integrated natural gas companies continue to benefit from strong natural gas and crude oil pricing which leads to higher profits in the exploration and production business. Natural gas distribution utilities, which are primarily engaged in the state regulated distribution of natural gas, were helped by their modest exposure to exploration and production and produced a 0.7% total return. Integrated electric utilities, which generate, transmit and distribute electricity through regulated and unregulated companies, had a total return of -0.8% during the quarter. As a more interest-rate-sensitive sector, electric distribution utility share prices were hurt by concern over rising rates, resulting in a total return of - 4.1%.

    The fund's best performing utility investments during the quarter were in the natural gas distribution and integrated natural gas sectors, which produced total returns of 1.4% and -2.8% respectively, while the worst performing utility sector for the fund was the electric distribution sector, which had a -7.8% total return. Pinnacle West Capital Corporation and PPL Corp. were the fund's best performing utility holdings, contributing total returns of 3.8% and 1.6% respectively. Laggards during the quarter included Public Service Enterprise Group, with a total return of -13.6% and Pepco Holdings, which generated a total return of -9.3%.

--------------------------------------------------------------------------------
                                       2

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

REIT OUTLOOK

    In the wake of the REIT stock price decline in the second quarter, many investors have asked us whether REITs can continue to perform well in what many are concerned (overly so, in our view) may be a period of rising interest rates.

    Our view continues to be that real estate fundamentals are the primary driver of REIT returns over the long run. Still, we regularly examine the extent to which REITs are correlated with other asset classes. We have found that over the long term REIT share price behavior has not been statistically related in any material way to the performance of bonds or interest rates. In other words, over time, the performance of the bond market has explained virtually none of the performance of REITs.

    Over the short term, REITs may appear to correlate with interest rates, as we have seen recently. However, although we can say with certainty that rising rates result in poor returns for bonds, the REIT return equation cannot be solved using interest rates as the only input variable. Importantly, we have also found that in the 12 months following periods of rising interest rates, as the dampening effect of higher interest rates on security returns has subsided and the acceleration of real estate fundamentals has kicked in, REIT performance historically has been consistently very strong.

    Nonetheless, we cannot ignore the fact that interest rates can have an impact on REIT earnings and asset values. Higher interest rates can increase the cost of REITs' debt capital over time, although the impact should be substantially mitigated by most REITs' use of primarily long-term, fixed-rate debt. Higher interest rates may also result in higher real estate capitalization rates, which would tend to lower estimates of property values. If interest rates are rising due to a stronger economy and attendant higher inflationary expectations, this in our view makes real estate investments less risky, most likely offsetting some or all of the impact that higher interest rates would otherwise have on capitalization rates.

    Our conclusion is that, although changes in interest rates have a varied impact on REITs, the positive and negative impacts have historically tended to offset one another, such that the overall impact on REIT returns has not generally been material, thus, the historical lack of correlation. What remains material is the supply and demand for real estate and how that impacts building occupancies and rents. The most important thing to recognize about the prospects for REIT returns is that the job growth that occurred in March of this year was followed up with continued strong job growth in both April and May, establishing that the economic recovery in the United States is strong and sustainable. With this key economic driver in place, we believe the prospects for higher building occupancies and rents, and thus for higher cash flows for REITs, are excellent.

    At this point, with the first dose of Fed tightening already under our belts and a further rise in interest rates widely anticipated among economists and investors alike, it is safe to say that whatever impact investors believe rising interest rates may have on REITs has been well digested by the stock market. The net effect has been to bring REIT valuations in line with historical averages. In our view, the favorable prospects for accelerating cash flow growth over the next couple of years in combination with these valuations give us confidence that REITs can continue to generate attractive total returns.

--------------------------------------------------------------------------------
                                       3

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

UTILITY OUTLOOK

    We believe the utility sector is poised for a period of sustained recovery after several challenging years. Beginning in the late 1990s, many utilities made significant investments in unregulated businesses, mainly merchant power plants. An aggressive industry-wide construction trend led to a severe oversupply of the power plants. Unlike the regulated utility business, where power prices are set by state regulation, the supply/demand imbalance in the wholesale market led to a collapse in wholesale power prices and financial troubles for utilities that were unable to service the debt used to fund their construction programs.

    Many utilities have moved aggressively to exit poorly performing unregulated investments and refocus on improving the operating efficiencies of their core regulated utility franchises. At the same time, many companies have made substantial progress in strengthening balance sheets and free cash flow. Balance sheets are stronger after the issuance of over $50 billion in equity over the last three years. We also believe the cash flow profile of most utilities is improving dramatically with the decline in unregulated capital expenditures. For the first time in many years we expect the utility sector to turn free cash flow positive in 2004.

    With an improving cash flow profile, declining business risk and relatively low dividend payout ratios, we believe that managements now have the flexibility to continue dividend growth after several years of declining dividend payments. Several utilities raised their dividends substantially over the last year, and we believe this trend will continue. For the year ended March 31, 2004, 40 companies raised their dividends by an average of 8.6%. We expect continued strong dividend growth in the sector. The average utility dividend payout ratio, 59% currently, is low relative to the long-term historical average of 70%.

    We have concentrated our portfolio in companies that have above-average dividend yields and the potential for growth in earnings and dividends. We are focusing on the more highly regulated utilities that have above average credit quality (all of the companies in our portfolio have investment grade senior debt ratings). Companies with these characteristics offer the potential for greater stability of earnings and dividends, in our view.

    Industry participants have debated how utilities will perform if the improvement in the economy is accompanied by rising interest rates. In our view, there is a misconception that utility stocks will lag the market if interest rates move higher. The historical data show that utilities have exhibited a very low correlation to 10-year Treasury bonds. For the ten years ended May 31, this correlation was just 0.16. We believe that in periods when utilities have reacted poorly to rising rates, the performance was largely driven by very negative sector-specific factors. Some examples include: the energy crisis of the early 1970s, when most utilities suffered from the lack of a fuel cost pass-through mechanism that most companies now enjoy; the early 1990s onset of deregulation, when there was widespread fear that the industry would experience profit erosion under competition; the stock market bubble of the late 1990s when utilities performed poorly along with other value and income oriented sectors. Excluding these periods, the utility sector has generally performed in line with the stock market during periods of rising interest rates.

    While both REITs and utilities exhibited uncharacteristic volatility during the second quarter, we are encouraged by the prospects for the fund to continue to meet its primary income objective while offering the

--------------------------------------------------------------------------------
                                       4

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

potential for capital appreciation. In fact, both REITs and utilities are in the beginning phase of what we believe could be a multi-year trend of improving fundamentals. For the first time in several years an expanding employment picture is beginning to drive increased demand for many types of real estate. The utility sector is also in the early stages of what could be a sustained period of improving fundamentals, in our opinion, as excesses and missteps of the prior cycle give way to a return to a renewed focus on core utility businesses, conservative balance sheets and increasing dividend payouts. We believe the improved fundamental outlook for each sector should enable us to deliver our investment objectives of attractive current income, capital appreciation, and diversification.

Sincerely,

              MARTIN COHEN                ROBERT H. STEERS
              MARTIN COHEN                ROBERT H. STEERS
              President                   Chairman

              GREG E. BROOKS              WILLIAM F. SCAPELL
              GREG E. BROOKS              WILLIAM F. SCAPELL
              Portfolio Manager           Portfolio Manager

                              ROBERT BECKER
                              ROBERT BECKER
                              Portfolio Manager

-------------------------------------------------------------------------
           Cohen & Steers is online at cohenandsteers.com

    We have enhanced both the look and features of our Web site to give you more information about our company and our funds. Try the Fund Performance Calculator and see how our funds have performed versus the S&P 500 Index or Nasdaq Composite. As always, you can also get daily net asset values, fund fact sheets, portfolio highlights and recent news articles.

              So visit us today at cohenandsteers.com
-------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       5

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                       OUR LEVERAGE STRATEGY
                            (UNAUDITED)

    While we do not attempt to predict what future interest rates will be, it has been our philosophy to utilize interest rate swap transactions to seek to reduce the interest rate risk inherent in our utilization of leverage. Our leverage strategy involves issuing auction market preferred shares (AMPS) to raise additional capital for the fund, with an objective of increasing the net income available for shareholders. As of June 30, 2004, AMPS represented 35% of the fund's managed net assets. Considering that AMPS have variable dividend rates, we seek to lock in the rate on a majority of this additional capital through interest rate swap agreements (where we effectively convert our variable rate obligation to a fixed rate obligation for the term of the swap agreements). Specifically, we have fixed the rate on 65% of our leverage at an average interest rate of 3.5%, for an average remaining period of 4.6 years. By locking in a large portion of our leveraging costs, we have endeavored to adequately protect the dividend-paying ability of the fund. The use of leverage increases the volatility of the fund's net asset value in both up and down markets. However, we believe that locking in a portion of the fund's leveraging costs for the term of the swap agreements partially protects the fund from any impact that an increase in short-term interest rates may have as a result of the use of leverage. Subsequent to quarter-end, we entered into additional interest rate swap agreements, and we are currently contemplating whether or not to enter into further interest rate swap agreements.

                           LEVERAGE FACTS

      Leverage (as % of managed net assets)...............    35%
      % Fixed Rate........................................    65%
      % Variable Rate.....................................    35%
      Average Rate on Swaps...............................   3.5%
      Average Term on Swaps...............................   4.8 years
      Current Rate on AMPS................................   1.5%

--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 2004 (UNAUDITED)

                                                  NUMBER         VALUE          DIVIDEND
                                                 OF SHARES      (NOTE 1)         YIELD(a)
                                                 ---------   --------------   ------------
COMMON STOCK                           123.98%(b)
  DIVERSIFIED                            5.82%
         Colonial Properties Trust.............     78,500   $    3,024,605       6.96%
         iStar Financial.......................  1,002,700       40,108,000       6.98
         Lexington Corporate Properties
            Trust..............................    969,600       19,304,736       7.03
                                                             --------------
                                                                 62,437,341
                                                             --------------
  HEALTH CARE                            7.71%
         Health Care Property Investors........    758,600       18,236,744       6.95
         Health Care REIT......................    467,500       15,193,750       7.38
         Nationwide Health Properties..........  2,113,900       39,952,710       7.83
         Ventas................................    400,000        9,340,000       5.57
                                                             --------------
                                                                 82,723,204
                                                             --------------
  HOTEL                                  5.71%
         Hospitality Properties Trust..........  1,449,300       61,305,390       6.81
                                                             --------------
  INDUSTRIAL                             3.23%
         First Industrial Realty Trust.........    941,400       34,718,832       7.43
                                                             --------------
  MORTGAGE                               3.25%
         Newcastle Investment Corp.............  1,164,400       34,873,780       8.01
                                                             --------------
  OFFICE                                15.98%
         Arden Realty..........................    975,300       28,683,573       6.87
         Brandywine Realty Trust...............    356,200        9,685,078       6.47
         CarrAmerica Realty Corp...............    150,000        4,534,500       6.62
         Equity Office Properties Trust........  2,654,600       72,205,120       7.35
         HRPT Properties Trust.................  3,089,700       30,927,897       7.99
         Kilroy Realty Corp....................     45,600        1,554,960       5.81
         Mack-Cali Realty Corp.................    170,500        7,055,290       6.09
         Prentiss Properties Trust.............    504,600       16,914,192       6.68
                                                             --------------
                                                                171,560,610
                                                             --------------

-------------------
(a) Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades.
(b) Percentages indicated are based on net assets of the fund.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2004 (UNAUDITED)

                                                  NUMBER         VALUE          DIVIDEND
                                                 OF SHARES      (NOTE 1)         YIELD
                                                 ---------   --------------   ------------
  OFFICE/INDUSTRIAL                      3.16%
         Liberty Property Trust................      9,300   $      373,953       6.02%
         Mission West Properties...............     42,700          517,097       7.93
         Reckson Associates Realty Corp........  1,204,600       33,078,316       6.18
                                                             --------------
                                                                 33,969,366
                                                             --------------
  RESIDENTIAL                           11.92%
    APARTMENT                           11.10%
         AMLI Residential Properties Trust.....  1,002,100       29,401,614       6.54
         Apartment Investment & Management
            Co.................................    216,100        6,727,193       7.71
         Archstone-Smith Trust.................    350,000       10,265,500       5.86
         Gables Residential Trust..............    780,700       26,528,186       7.09
         Home Properties.......................    615,400       23,988,292       6.36
         Mid-America Apartment Communities.....    188,700        7,149,843       6.18
         Town & Country Trust..................    600,000       15,144,000       6.81
                                                             --------------
                                                                119,204,628
                                                             --------------
    MANUFACTURED HOME                    0.82%
         Affordable Residential Communities....    362,900        6,024,140       7.53
         Sun Communities.......................     75,000        2,823,750       6.48
                                                             --------------
                                                                  8,847,890
                                                             --------------
         TOTAL RESIDENTIAL.....................                 128,052,518
                                                             --------------
  SELF STORAGE                           0.55%
         Sovran Self Storage...................    154,900        5,914,082       6.31
                                                             --------------
  SHOPPING CENTER                        5.57%
    COMMUNITY CENTER                     2.54%
         Heritage Property Investment Trust....    250,000        6,765,000       7.76
         Kramont Realty Trust..................     52,200          835,200       8.13
         New Plan Excel Realty Trust...........    841,900       19,666,784       7.06
                                                             --------------
                                                                 27,266,984
                                                             --------------
    FREE STANDING                        2.40%
         Commercial Net Lease Realty...........  1,500,300       25,805,160       7.44
                                                             --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2004 (UNAUDITED)

                                                  NUMBER         VALUE          DIVIDEND
                                                 OF SHARES      (NOTE 1)         YIELD
                                                 ---------   --------------   ------------
    REGIONAL MALL                        0.63%
         Glimcher Realty Trust.................    305,500   $    6,757,660       8.69%
                                                             --------------
         TOTAL SHOPPING CENTER.................                  59,829,804
                                                             --------------
  UTILITY                               61.08%
    ELECTRIC -- DISTRIBUTION             8.62%
         Consolidated Edison...................  1,261,900       50,173,144       5.68
         Energy East Corp......................    602,100       14,600,925       4.29
         NSTAR.................................     93,000        4,452,840       4.64
         Pepco Holdings........................  1,275,800       23,321,624       5.47
                                                             --------------
                                                                 92,548,533
                                                             --------------
    ELECTRIC -- INTEGRATED              47.16%
         Ameren Corp...........................  1,431,400       61,492,944       5.91
         American Electric Power Co............    628,100       20,099,200       4.38
         Cinergy Corp..........................  1,711,000       65,018,000       4.95
         DTE Energy Co.........................  1,193,100       48,368,274       5.08
         Dominion Resources....................    369,800       23,326,984       4.09
         Entergy Corp..........................    506,600       28,374,666       3.21
         Exelon Corp...........................    802,400       26,711,896       3.30
         FirstEnergy Corp......................    412,300       15,424,143       4.01
         Hawaiian Electric Industries..........    550,200       14,360,220       4.75
         PPL Corp..............................    329,500       15,124,050       3.57
         Pinnacle West Capital Corp............    497,500       20,094,025       4.46
         Progress Energy.......................  1,269,500       55,921,475       5.22
         Public Service Enterprise Group.......  1,179,500       47,215,385       5.50
         Southern Co...........................  2,227,000       64,917,050       4.80
                                                             --------------
                                                                506,448,312
                                                             --------------
    GAS -- DISTRIBUTION                  0.52%
         Atmos Energy Corp.....................    217,700        5,573,120       4.77
                                                             --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2004 (UNAUDITED)

                                                  NUMBER         VALUE          DIVIDEND
                                                 OF SHARES      (NOTE 1)         YIELD
                                                 ---------   --------------   ------------
    GAS -- INTEGRATED                    4.78%
         KeySpan Corp..........................    931,600   $   34,189,720       4.85%
         Puget Energy..........................    782,300       17,140,193       4.56
                                                             --------------
                                                                 51,329,913
                                                             --------------
         TOTAL UTILITY.........................                 655,899,878
                                                             --------------
              TOTAL COMMON STOCK
                (Identified cost --
                $1,367,311,657)................               1,331,284,805
                                                             --------------
PREFERRED SECURITIES -- $25 PAR VALUE   20.25%
  BANK                                   0.16%
         Colonial Capital Trust IV, 7.875%.....     56,300        1,458,170       7.60
         Zions Capital Trust, 8.00%,
            Series B...........................     10,000          260,500       7.68
                                                             --------------
                                                                  1,718,670
                                                             --------------
  FINANCE                                0.51%
    AUTO LOAN                            0.08%
         Ford Motor Credit Co., 7.60%..........     38,000          950,380       7.60
                                                             --------------
    CREDIT CARD                          0.41%
         MBNA Capital, 8.125%, Series D
            (TruPS)............................    105,142        2,702,149       7.90
         MBNA Capital, 8.10%, Series E
            (TOPrS)............................     64,000        1,664,000       7.78
                                                             --------------
                                                                  4,366,149
                                                             --------------
    DIVERSIFIED FINANCIAL SERVICES       0.02%
         USB Capital IV, 7.35%.................      7,200          183,600       7.21
                                                             --------------
         TOTAL FINANCE.........................                   5,500,129
                                                             --------------
  INSURANCE                              0.10%
    PROPERTY/CASUALTY                    0.06%
         St. Paul Capital Trust I, 7.60%
            (TruPS)............................     24,300          625,725       7.38
                                                             --------------
    REINSURANCE -- FOREIGN               0.04%
         PartnerRE Capital Trust I, 7.90%......      9,600          248,160       7.64
         RenaissanceRE Holdings Ltd., 8.10%,
            Series A...........................      5,800          150,800       7.79
                                                             --------------
                                                                    398,960
                                                             --------------
         TOTAL INSURANCE.......................                   1,024,685
                                                             --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2004 (UNAUDITED)

                                                  NUMBER         VALUE          DIVIDEND
                                                 OF SHARES      (NOTE 1)         YIELD
                                                 ---------   --------------   ------------
  MEDIA                                  0.75%
    CABLE TELEVISION                     0.54%
         Shaw Communications, 8.45%, Series A
            (COPrS)............................    109,200   $    2,740,920       8.42%
         Shaw Communications, 8.50%, Series B
            (COPrS)............................    122,500        3,072,300       8.47
                                                             --------------
                                                                  5,813,220
                                                             --------------
    DIVERSIFIED SERVICES                 0.21%
         Liberty Media Corp., 8.75% (CBTCS)....     30,100          799,456       8.24
         Liberty Media Corp., 8.75% (PPLUS)....     55,700        1,492,760       8.19
                                                             --------------
                                                                  2,292,216
                                                             --------------
         TOTAL MEDIA...........................                   8,105,436
                                                             --------------
  REAL ESTATE                           16.77%
    DIVERSIFIED                          3.05%
         Bedford Property Investors, 7.625%,
            Series B...........................    277,500        6,660,000       7.94
         Forest City Enterprises, 7.375%,
         Class A...............................    496,000       11,556,800       7.91
         iStar Financial, 7.875%, Series E.....    227,500        5,630,625       7.95
         iStar Financial, 7.65%, Series G......     77,000        1,865,325       7.90
         iStar Financial, 7.50%, Series I......    250,000        5,810,000       8.07
         Lexington Corporate Properties Trust,
            8.05%, Series B....................     50,000        1,256,500       8.01
                                                             --------------
                                                                 32,779,250
                                                             --------------
    HEALTH CARE                          2.70%
         Health Care Property Investors, 7.25%,
            Series E...........................      7,000          173,180       7.33
         Health Care Property Investors, 7.10%,
            Series F...........................     10,000          242,400       7.32
         Health Care REIT, 7.875%, Series D....     52,000        1,302,600       7.86
         LTC Properties, 8.00%, Series F.......    600,000       14,700,000       8.16
         Omega Healthcare Investors, 8.375%,
            Series D...........................    500,000       12,550,000       8.34
                                                             --------------
                                                                 28,968,180
                                                             --------------
    HOTEL                                0.79%
         Host Marriott Corp., 8.875%,
            Series E...........................     80,000        2,036,000       8.72
         Innkeepers USA, 8.00%, Series C.......    211,300        5,092,330       8.30
         LaSalle Hotel Properties, 10.25%,
            Series A...........................     50,000        1,338,750       9.57
                                                             --------------
                                                                  8,467,080
                                                             --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2004 (UNAUDITED)

                                                  NUMBER         VALUE          DIVIDEND
                                                 OF SHARES      (NOTE 1)         YIELD
                                                 ---------   --------------   ------------
    OFFICE                               4.69%
         Alexandria Real Estate Equities,
            8.375%, Series C...................    360,200   $    9,185,100       8.21%
         Brandywine Realty Trust, 7.375%,
            Series D...........................     27,500          679,250       7.72
         Brandywine Realty Trust, 7.50%,
            Series C...........................    123,600        3,003,480       7.46
         Corporate Office Properties Trust,
            8.00%, Series G....................      8,300          207,500       8.00
         CRT Properties, 8.50%, Series A.......    102,300        2,629,110       8.27
         Equity Office Properties Trust, 7.75%,
            Series G...........................     24,600          627,300       7.60
         Highwoods Properties, 8.00%,
            Series B...........................     98,550        2,412,504       8.17
         Highwoods Properties, 8.00%,
            Series D...........................     26,300          637,775       8.25
         Kilroy Realty Corp., 7.80%,
            Series E...........................     96,800        2,381,280       7.93
         Maguire Properties, 7.625%,
            Series A...........................    590,400       14,258,160       7.89
         SL Green Realty Corp., 7.625%,
            Series C...........................    424,500       10,612,500       7.63
         SL Green Realty Corp., 7.875%,
            Series D...........................    150,100        3,752,500       7.88
                                                             --------------
                                                                 50,386,459
                                                             --------------
    OFFICE/INDUSTRIAL                    0.82%
         PS Business Parks, 7.00%, Series H....     44,100          994,455       7.76
         PS Business Parks, 6.875%, Series I...    246,900        5,429,331       7.82
         PS Business Parks, 7.95%, Series K....     60,000        1,497,000       7.97
         Reckson Associates Realty Corp.,
            7.625%, Series A...................     31,400          819,540       7.32
                                                             --------------
                                                                  8,740,326
                                                             --------------
    RESIDENTIAL                          1.63%
       APARTMENT                         0.19%
         Gables Residential Trust, 7.50%,
            Series D...........................     45,200        1,120,960       7.56
         Mid-America Apartment Communities,
            8.30%, Series H....................     38,100          958,215       8.25
                                                             --------------
                                                                  2,079,175
                                                             --------------
       MANUFACTURED HOME                 1.44%
         Affordable Residential Communities,
            8.25%, Series A....................    600,000       15,450,000       8.25
                                                             --------------
         TOTAL RESIDENTIAL.....................                  17,529,175
                                                             --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2004 (UNAUDITED)

                                                  NUMBER         VALUE          DIVIDEND
                                                 OF SHARES      (NOTE 1)         YIELD
                                                 ---------   --------------   ------------
    SHOPPING CENTER                      2.17%
       COMMUNITY CENTER                  1.64%
         Developers Diversified Realty Corp.,
            8.00%, Series G....................     26,300   $      668,020       7.87%
         Developers Diversified Realty Corp.,
            7.375%, Series H...................      2,500           60,550       7.61
         Developers Diversified Realty Corp.,
            7.50%, Series I....................    300,000        7,197,000       8.06
         Kramont Realty Trust, 8.25%,
            Series E...........................    260,000        6,552,000       8.18
         Realty Income Corp., 7.375%,
            Series D...........................     26,700          678,180       7.26
         Saul Centers, 8.00%, Series A.........     96,300        2,455,650       7.84
                                                             --------------
                                                                 17,611,400
                                                             --------------
       REGIONAL MALL                     0.53%
         CBL & Associates Properties, 7.75%,
            Series C...........................     98,800        2,498,652       7.66
         Mills Corp., 9.00%, Series C..........    109,400        2,901,835       8.52
         Mills Corp., 8.75%, Series E..........     12,400          325,004       8.35
                                                             --------------
                                                                  5,725,491
                                                             --------------
         TOTAL SHOPPING CENTER.................                  23,336,891
                                                             --------------
    SELF STORAGE                         0.03%
         Public Storage, 8.00%, Series R.......      8,600          220,590       7.80
         Public Storage, 7.875%, Series S......      2,100           53,844       7.68
                                                             --------------
                                                                    274,434
                                                             --------------
    SPECIALTY                            0.89%
         Capital Automotive REIT, 7.50%,
            Series A...........................     50,000        1,192,500       7.95
         Capital Automotive REIT, 6.75%,
            Series A...........................    150,000        3,328,500       7.60
         Capital Automotive REIT, 8.00%,
            Series B...........................    200,000        5,038,000       8.25
                                                             --------------
                                                                  9,559,000
                                                             --------------
              TOTAL REAL ESTATE................                 180,040,795
                                                             --------------
  TELECOMMUNICATION SERVICES             0.01%
         Telephone & Data Systems, 7.60%,
            Series A...........................      5,300          132,871       7.58
                                                             --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2004 (UNAUDITED)

                                                  NUMBER         VALUE          DIVIDEND
                                                 OF SHARES      (NOTE 1)         YIELD
                                                 ---------   --------------   ------------
  UTILITY                                1.95%
    ELECTRIC -- INTEGRATED               1.90%
         Consolidated Edison, 7.25% (PINES)....     12,700   $      328,168       7.01%
         Dominion Resources Capital Trust II,
            8.40%, Series......................      6,800          179,724       7.95
         Energy East Capital Trust I, 8.25%....     48,200        1,258,020       7.90
         EIX Trust I, 7.875%, Series A.........    590,000       14,797,200       7.85
         EIX Trust II, 8.60%, Series B,
            (QUIPS)............................     93,800        2,365,636       8.52
         Northern States Power Company, 8.00%
            (PINES)............................      9,500          248,425       7.65
         PSEG Funding Trust II, 8.75%,
            Series.............................      8,500          229,840       8.06
         Puget Sound Energy Capital Trust II,
            8.40% (TOPrS)......................     39,100        1,007,998       8.15
                                                             --------------
                                                                 20,415,011
                                                             --------------
    GAS -- DISTRIBUTION                  0.05%
         AGL Capital Trust II, 8.00%...........      9,900          258,786       7.65
         Laclede Capital Trust I, 7.70%
            (TOPrS)............................     10,000          262,500       7.33
                                                             --------------
                                                                    521,286
                                                             --------------
         TOTAL UTILITY.........................                  20,936,297
                                                             --------------
              TOTAL PREFERRED SECURITIES -- $25
                PAR VALUE
                (Identified cost --
                $220,301,304)..................                 217,458,883
                                                             --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2004 (UNAUDITED)

                                                       PAR           VALUE          DIVIDEND
                                                      VALUE         (NOTE 1)         YIELD
                                                   -----------   --------------   ------------
PREFERRED SECURITIES -- CAPITAL TRUST      4.06%
  BANK                                     0.33%
       Astoria Capital Trust I, 9.75%, due
         11/1/29, Series B......................     3,000,000   $    3,525,000       8.30%
                                                                 --------------
  DIVERSIFIED FINANCIAL SERVICES           1.38%
       Old Mutual Capital Funding, 8.00%,
         due 5/29/49 (Eurobond).................    15,000,000       14,848,515       8.08
                                                                 --------------
  ELECTRIC -- INTEGRATED                   0.36%
       DPL Capital Trust II, 8.125%, due
         9/1/31.................................     4,000,000        3,875,000       8.39
                                                                 --------------
  FOOD -- DAIRY PRODUCTS                   0.46%
       Dairy Farmers of America, 7.875%, Series
         144A(a)................................        50,000        4,922,750       8.00
                                                                 --------------
  INSURANCE                                1.07%
    BROKERS                                0.20%
       Aon Capital Trust A, 8.205%, due
         1/1/27.................................     2,000,000        2,196,334       7.47
                                                                 --------------
    MULTI-LINE                             0.87%
       AFC Capital Trust I, 8.207%, due 2/3/27,
         Series B...............................    10,000,000        9,300,000       8.82
                                                                 --------------
         TOTAL INSURANCE........................                     11,496,334
                                                                 --------------
  REAL ESTATE                              0.46%
       BF Saul Real Estate Investment Trust,
         7.50%, due 3/1/14, 144A................     5,000,000        4,975,000       7.54
                                                                 --------------
         TOTAL PREFERRED SECURITIES -- CAPITAL
            TRUST
            (Identified cost -- $45,864,315)....                     43,642,599
                                                                 --------------

-------------------
(a) The fund prices this security at fair value using procedures approved by the fund's board of directors.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2004 (UNAUDITED)

                                                    PRINCIPAL        VALUE
                                                     AMOUNT         (NOTE 1)
                                                   -----------   --------------
CORPORATE BOND                             3.07%
  AUTOMOTIVE                               1.41%
         General Motors Corp., 7.375%, due
            5/23/48.............................   $ 4,900,000   $    4,587,081
         General Motors Corp., 8.25%, due
            7/15/23.............................    10,000,000       10,498,050
                                                                 --------------
                                                                     15,085,131
                                                                 --------------
  CABLE TELEVISION                         1.11%
         Cablevision Systems New York Group,
            8.00%, due 4/15/12, 144A............     8,000,000        7,920,000
         Rogers Cable, 8.75%, due 5/01/32.......     3,740,000        3,980,265
                                                                 --------------
                                                                     11,900,265
                                                                 --------------
  INSURANCE                                0.55%
         Liberty Mutual Insurance, 7.697%,
            due 10/15/97, 144A..................     6,000,000        5,954,076
                                                                 --------------
              TOTAL CORPORATE BOND
                (Identified cost -- $33,098,115)                     32,939,472
                                                                 --------------
COMMERCIAL PAPER                           0.49%
         State Street Corp., 1.10%, due 7/1/04
            (Identified cost -- $5,291,000).....     5,291,000        5,291,000
                                                                 --------------
TOTAL INVESTMENTS (Identified
  cost -- $1,671,866,391)............    151.85%                  1,630,616,759
OTHER ASSETS IN EXCESS OF
  LIABILITIES........................      1.23%                     13,205,915
LIQUIDATION VALUE OF TAXABLE AUCTION
  MARKET PREFERRED SHARES: SERIES M7,
  SERIES T7, SERIES W7, SERIES TH7,
  SERIES F7 (Equivalent to $25,000
  per share based on 3,360 shares
  outstanding per class),
  SERIES T28, AND SERIES F28
  (Equivalent to $25,000 per share
  based on 3,000 shares outstanding
  per class).........................    (53.08)%                 (570,000,000)
                                                                 --------------
NET ASSETS APPLICABLE TO COMMON
  SHARES (Equivalent to $18.24 per
  share based on 58,858,135 shares of
  capital stock outstanding).........    100.00%                 $1,073,822,674
                                                                 --------------
                                                                 --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2004 (UNAUDITED)

                      GLOSSARY OF PORTFOLIO ABBREVIATIONS


---------------------------------------------------------------------------
  CBTCS           Corporate Backed Trust Certificates
  COPrS           Canadian Origin Preferred Securities
  PINES           Public Income Notes
  PPLUS           Preferred Plus Trust
  QUIPS           Quarterly Income Preferred Securities
  TOPrS           Trust Originated Preferred Securities
  TruPS           Trust Preferred Securities
---------------------------------------------------------------------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 2004 (UNAUDITED)

ASSETS:
    Investments in securities, at value (Identified
       cost -- $1,671,866,391) (Note 1).....................  $1,630,616,759
    Cash....................................................             532
    Unrealized appreciation on interest rate swap
       transactions (Notes 1 and 6).........................       9,799,682
    Dividends and interest receivable.......................       7,245,162
    Receivable for investment securities sold...............       2,889,450
    Other assets............................................          62,075
                                                              --------------
         Total Assets.......................................   1,650,613,660
                                                              --------------
LIABILITIES:
    Payable for investment securities purchased.............       3,743,799
    Payable for dividends declared on common shares.........       1,299,439
    Payable to investment manager...........................         866,778
    Payable for dividends declared on preferred shares......         321,781
    Payable for common offering costs.......................         207,197
    Payable for preferred offering costs....................          80,784
    Other liabilities.......................................         271,208
                                                              --------------
         Total Liabilities..................................       6,790,986
                                                              --------------
LIQUIDATION VALUE OF PREFERRED SHARES:
    Taxable auction market preferred shares, Series M7,
       ($25,000 liquidation value, $0.001 par value, 3,360
       shares issued and outstanding) (Notes 1 and 5).......      84,000,000
    Taxable auction market preferred shares, Series T7,
       ($25,000 liquidation value, $0.001 par value, 3,360
       shares issued and outstanding) (Notes 1 and 5).......      84,000,000
    Taxable auction market preferred shares, Series W7,
       ($25,000 liquidation value, $0.001 par value, 3,360
       shares issued and outstanding) (Notes 1 and 5).......      84,000,000
    Taxable auction market preferred shares, Series TH7,
       ($25,000 liquidation value, $0.001 par value, 3,360
       shares issued and outstanding) (Notes 1 and 5).......      84,000,000
    Taxable auction market preferred shares, Series F7,
       ($25,000 liquidation value, $0.001 par value, 3,360
       shares issued and outstanding) (Notes 1 and 5).......      84,000,000
    Taxable auction market preferred shares, Series T28,
       ($25,000 liquidation value, $0.001 par value, 3,000
       shares issued and outstanding) (Notes 1 and 5).......      75,000,000
    Taxable auction market preferred shares, Series F28,
       ($25,000 liquidation value, $0.001 par value, 3,000
       shares issued and outstanding) (Notes 1 and 5).......      75,000,000
                                                              --------------
                                                                 570,000,000
                                                              --------------
TOTAL NET ASSETS APPLICABLE TO COMMON SHARES................  $1,073,822,674
                                                              --------------
                                                              --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

               STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                           JUNE 30, 2004 (UNAUDITED)

TOTAL NET ASSETS APPLICABLE TO COMMON SHARES consist of:
    Common stock ($0.001 par value, 58,858,135 shares issued
       and outstanding) (Notes 1 and 5).....................  $1,115,350,928
    Distributions in excess of net investment income........      (4,514,473)
    Accumulated net realized loss on investments and
       interest rate swap transactions......................      (5,563,831)
    Net unrealized depreciation on investments and interest
       rate swap transactions...............................     (31,449,950)
                                                              --------------
                                                              $1,073,822,674
                                                              --------------
                                                              --------------
NET ASSET VALUE PER COMMON SHARE:
  ($1,073,822,674[div]58,858,135 shares outstanding)........  $        18.24
                                                              --------------
                                                              --------------
MARKET PRICE PER COMMON SHARE...............................  $        16.62
                                                              --------------
                                                              --------------
MARKET PRICE PREMIUM/(DISCOUNT) TO NET ASSET VALUE PER
  COMMON SHARE..............................................           (8.88)%
                                                              --------------
                                                              --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       19

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                            STATEMENT OF OPERATIONS
       FOR THE PERIOD JANUARY 30, 2004(a) THROUGH JUNE 30, 2004 (UNAUDITED)

Investment Income (Note 1):
    Dividend income.........................................  $ 25,340,858
    Interest income.........................................     2,060,414
                                                              ------------
         Total Income.......................................    27,401,272
                                                              ------------
Expenses:
    Investment management fees (Note 2).....................     5,081,917
    Administration fees (Note 2)............................       431,314
    Preferred remarketing fee...............................       363,199
    Reports to shareholders.................................        97,660
    Custodian fees and expenses.............................        92,893
    Professional fees.......................................        65,513
    Directors' fees and expenses (Note 2)...................        19,595
    Transfer agent fees and expenses........................        15,208
    Miscellaneous...........................................       107,746
                                                              ------------
         Total Expenses.....................................     6,275,045
                                                              ------------
    Reduction of Expenses (Note 2)..........................    (1,195,745)
                                                              ------------
         Net Expenses.......................................     5,079,300
                                                              ------------
Net Investment Income.......................................    22,321,972
                                                              ------------
Net Realized and Unrealized Gain/(Loss) on Investments
  (Note 1):
    Net realized loss on investments........................    (3,740,352)
    Net realized loss on interest rate swap transactions....    (1,823,479)
    Net change in unrealized depreciation on investments....   (41,249,632)
    Net change in unrealized appreciation on interest rate
       swap transactions....................................     9,799,682
                                                              ------------
         Net realized and unrealized gain/(loss) on
            investments.....................................   (37,013,781)
                                                              ------------
Net Decrease Resulting from Operations......................   (14,691,809)
                                                              ------------
Less Dividends and Distributions to Preferred Shareholders
  from:
    Net Investment Income...................................    (2,123,156)
                                                              ------------
Net Decrease in Net Assets from Operations Applicable to
  Common Shares.............................................  $(16,814,965)
                                                              ------------
                                                              ------------

-------------------
(a) Commencement of Operations

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       20

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

   STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON SHARES (UNAUDITED)

                                                               FOR THE PERIOD
                                                              JANUARY 30, 2004(b)
                                                                   THROUGH
                                                                JUNE 30, 2004
                                                              -----------------
Change in Net Assets Applicable to Common Shares:
    From Operations:
         Net investment income..............................   $   22,321,972
         Net realized loss on investments and interest rate
            swap transactions...............................       (5,563,831)
         Net change in unrealized (depreciation) on
            investments and interest rate swap
            transactions....................................      (31,449,950)
                                                               --------------
              Net decrease resulting from operations........      (14,691,809)
                                                               --------------
    Less Dividends and Distributions to Preferred
       Shareholders from:
         Net investment income..............................       (2,123,156)
                                                               --------------
         Net decrease in net assets from operations
            applicable to common shares.....................      (16,814,965)
                                                               --------------
    Less Dividends and Distributions to Common Shareholders
       from:
         Net investment income..............................      (24,713,289)
                                                               --------------
    Capital Stock Transactions (Note 5):
         Increase in net assets from common share
            transactions....................................    1,120,442,100
         Increase in net assets from shares issued to common
            shareholders for reinvestment of dividends......        1,329,853
         Decrease in net assets from underwriting
            commissions and offering expenses from issuance
            of preferred shares.............................       (6,521,300)
                                                               --------------
              Net increase in net assets from capital stock
                transactions................................    1,115,250,653
                                                               --------------
              Total increase in net assets applicable to
                common shares...............................    1,073,722,399
                                                               --------------
    Net Assets Applicable to Common Shares:
         Beginning of period................................          100,275
                                                               --------------
         End of period(c)...................................   $1,073,822,674
                                                               --------------
                                                               --------------

-------------------
(b) Commencement of Operations
(c) Includes distributions in excess of net investment income of $4,514,473 at June 30, 2004.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       21

--------------------------------------------------------------------------------
  COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                        FINANCIAL HIGHLIGHTS (UNAUDITED)

    The following table includes selected data for a common share outstanding throughout the period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                                FOR THE PERIOD
                                                               JANUARY 30, 2004(a)
                                                                    THROUGH
PER SHARE OPERATING PERFORMANCE:                                 JUNE 30, 2004
--------------------------------                               -----------------
Net asset value per common share, beginning of period.......      $    19.10
                                                                  ----------
Income from investment operations:
    Net investment income...................................            0.38
    Net realized and unrealized loss on investments.........           (0.52)
                                                                  ----------
        Total loss from investment operations...............           (0.14)
                                                                  ----------
Less: Dividends and distributions to preferred shareholders
  from:
    Net investment income...................................           (0.04)
                                                                  ----------
        Total from investment operations applicable to
          common shares.....................................           (0.18)
                                                                  ----------
Less: Offering costs charged to paid-in capital -- common
  shares....................................................           (0.04)
    Offering costs charged to paid-in capital -- preferred
      shares................................................           (0.11)
    Dilutive effect of common share offering................           (0.11)
                                                                  ----------
        Total offering and organization costs...............           (0.26)
                                                                  ----------
Less: Dividends and distributions to common shareholders
  from:
    Net investment income...................................           (0.42)
                                                                  ----------
Net decrease in net asset value.............................           (0.86)
                                                                  ----------
Net asset value, per common share, end of period............      $    18.24
                                                                  ----------
                                                                  ----------
Market value, per common share, end of period...............      $    16.62
                                                                  ----------
                                                                  ----------
Net asset value total return(b).............................          - 2.17%(c)
                                                                  ----------
                                                                  ----------
Market value return(b)......................................         - 14.87%(c)
                                                                  ----------
                                                                  ----------

-------------------
(a) Commencement of operations.
(b) Total market value return is computed based upon the New York Stock Exchange market price of the fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested.
(c) Not annualized.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       22

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                FINANCIAL HIGHLIGHTS (UNAUDITED) -- (CONTINUED)

                                                                FOR THE PERIOD
                                                               JANUARY 30, 2004(d)
                                                                    THROUGH
RATIOS/SUPPLEMENTAL DATA:                                        JUNE 30, 2004
-------------------------                                      -----------------
Net assets applicable to common shares, end of period (in
  millions).................................................       $1,073.8
                                                                   --------
                                                                   --------
Ratio of expenses to average daily net assets applicable to
  common shares
    (before expense reduction)(g)...........................           1.42%(f)
                                                                   --------
                                                                   --------
Ratio of expenses to average daily net assets applicable to
  common shares
    (net of expense reduction)(g)...........................           1.15%(f)
                                                                   --------
                                                                   --------
Ratio of net investment income to average daily net assets
  applicable to common shares
    (before expense reduction)(g)...........................           4.78%(f)
                                                                   --------
                                                                   --------
Ratio of net investment income to average daily net assets
  applicable to common shares
    (net of expense reduction)(g)...........................           5.05%(f)
                                                                   --------
                                                                   --------
Ratio of expenses to average daily managed assets (before
  expense reduction)(g),(h).................................           1.05%(f)
                                                                   --------
                                                                   --------
Ratio of expenses to average daily managed assets (net of
  expense reduction)(g),(h).................................           0.85%(f)
                                                                   --------
                                                                   --------
Portfolio turnover rate.....................................           6.97%(e)
                                                                   --------
                                                                   --------
PREFERRED SHARES:
-----------------
Liquidation value, end of period (in 000's).                        570,000
                                                                   --------
                                                                   --------
Total shares outstanding (in 000's).........................             23
                                                                   --------
                                                                   --------
Asset coverage per share....................................       $ 72,097
                                                                   --------
                                                                   --------
Liquidation preference per share............................       $ 25,000
                                                                   --------
                                                                   --------
Average market value per share(i)...........................       $ 25,000
                                                                   --------
                                                                   --------

-------------------
(d) Commencement of operations.
(e) Not annualized.
(f) Annualized.
(g) Ratios do not reflect the effect of dividend payments to preferred shareholders.
(h) Average daily managed assets applicable to common shares and liquidation preference of preferred shares.
(i) Based on weekly prices.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       23

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers REIT and Utility Income Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on October 1, 2003 and is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. The fund had no operations until December 10, 2003 when it sold 5,250 shares of common stock for $100,275 to Cohen & Steers Capital Management, Inc. (the investment manager). Investment operations commenced on January 30, 2004.

    The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the board of directors shall determine in good faith to reflect its fair market value.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sales price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the investment manager to be over-the-counter, but excluding securities admitted to trading on the Nasdaq national list, are valued at the official closing prices as reported by Nasdaq, the National Quotations Bureau or such other comparable sources as the board of directors deems appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the board of directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the board of directors believes reflect most closely the value of such securities.

    Short-term debt securities, which have a maturity of 60 days or less, are valued at amortized cost which approximates value.

--------------------------------------------------------------------------------
                                       24

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The fund has adopted a policy of recording distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized to unrealized appreciation/ (depreciation) on investments as necessary once the issuers provide information about the actual composition of the distributions.

    Interest Rate Swaps: The fund uses interest rate swaps in connection with the sale of taxable auction market preferred shares. The interest rate swaps are intended to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance of the fund's common shares as a result of the floating rate nature of leverage. In an interest rate swap, the fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty agreeing to pay the fund a variable rate payment that is intended to approximate the fund's variable rate payment obligation on the taxable auction market preferred shares. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including the periodic amounts of interest to be paid or received on swaps is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid to common shareholders monthly. Dividends to shareholders are recorded on the ex-dividend date. A portion of the fund's distributions may consist of amounts derived from nontaxable components of the dividends from the fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

    Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from generally accepted accounting principals.

    Series M7, Series T7, Series W7, Series TH7, and Series F7 preferred shares pay dividends based on a variable interest rate set at auctions, normally held every seven days. Dividends for Series M7, Series T7, Series W7, Series

--------------------------------------------------------------------------------
                                       25

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

TH7, and Series F7 preferred shares are accrued for the subsequent seven day period on the auction date. In most instances, dividends are payable every seven days, on the first business day following the end of the dividend period.

    Series T28 and Series F28 preferred shares pay dividends based on a variable interest rate set at auctions, normally held every 28 days. Dividends for Series T28 and Series F28 preferred shares are accrued for the subsequent 28 day period on the auction date. In most instances, dividends are payable every 28 days, on the first business day following the end of the dividend period.

    Federal Income Taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

NOTE 2. INVESTMENT MANAGEMENT FEES, ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Management Fees: Cohen & Steers Capital Management, Inc. (the investment manager) serves as the investment manager to the fund, pursuant to an investment management agreement (the management agreement). The investment manager furnishes a continuous investment program for the fund's portfolio, makes the day-to-day investment decisions for the fund and generally manages the fund's investments in accordance with the stated polices of the fund, subject to the general supervision of the board of directors of the fund. The investment manager also performs certain administrative services for the fund.

    For the services under the management agreement, the fund pays the investment manager a management fee, computed daily and paid monthly at an annual rate of 0.85% of the fund's average daily managed asset value. Managed asset value is the net asset value of the common shares plus the liquidation preference of the preferred shares. For the period January 30, 2004 (commencement of operations) through June 30, 2004, the fund incurred investment management fees prior to fee waivers of $5,081,917.

    The investment manager has contractually agreed to waive its investment management fee in the amount of 0.20% of average daily managed asset value for the first five years of the fund's operations, 0.15% of average daily managed asset value in year six, 0.10% of average daily managed asset value in year seven and 0.05% of average daily managed asset value in year eight. As long as this expense cap continues, it may lower the fund's expenses and increase its total return. For the period ended January 30, 2004 (commencement of operations) through June 30, 2004, the investment manager waived management fees of $1,195,745.

    Administration Fees: Pursuant to an administration agreement, the investment manager also performs certain administrative and accounting functions for the fund and receives a fee equal to, on an annual basis, 0.06% of the fund's average daily managed assets up to $1 billion, 0.04% of the fund's average daily managed assets in excess of $1 billion up to $1.5 billion and 0.02% of the fund's average daily managed assets in excess of

--------------------------------------------------------------------------------
                                       26

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

$1.5 billion. For the period January 30, 2004 (commencement of operations) through June 30, 2004, the fund incurred $316,817 in administration fees.

    Director's Fees: Certain directors and officers of the fund are also directors, officers and/or employees of the investment manager. None of the directors and officers so affiliated received compensation for their services. For the period January 30, 2004 (commencement of operations) through June 30, 2004, fees and related expenses accrued for nonaffiliated directors totaled $19,595.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the period January 30, 2004 (commencement of operations) through June 30, 2004, totaled $1,762,273,657 and $86,470,137, respectively.

NOTE 4. INCOME TAXES

    At June 30, 2004 the cost of investments and net unrealized depreciation for federal income tax purposes were as follows:

Aggregate cost...................................  $1,671,866,391
                                                   --------------
                                                   --------------
Gross unrealized appreciation....................  $   15,327,216
Gross unrealized depreciation....................     (56,576,848)
                                                   --------------
Net unrealized depreciation on investments.......     (41,249,632)
Net unrealized appreciation on interest rate swap
  transactions...................................       9,799,682
                                                   --------------
Net unrealized depreciation......................  $  (31,449,950)
                                                   --------------
                                                   --------------

NOTE 5. CAPITAL STOCK

    The fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

    On January 30, 2004, the fund completed the initial public offering of 52,500,000 shares of common stock. Proceeds paid to the fund amounted to $1,000,650,000 after deduction of underwriting commissions and offering expenses of $49,350,000.

    On February 13, 2004, the fund completed a subsequent offering of 3,500,000 shares of common stock. Proceeds paid to the fund amounted to $66,710,000 after deduction of underwriting commissions and offering expenses of $3,290,000.

    On March 9, 2004, the fund completed a subsequent offering of 2,000,000 shares of common stock. Proceeds paid to the fund amounted to $38,120,000 after deduction of underwriting commissions and offering expenses of $1,880,000.

--------------------------------------------------------------------------------
                                       27

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

    On March 12, 2004, the fund completed a subsequent offering of 785,000 shares of common stock. Proceeds paid to the fund amounted to $14,962,100 after deduction of underwriting commissions and offering expenses of $737,900.

    During the period January 30, 2004 (commencement of operations) through June 30, 2004, the fund issued 67,885 shares of common stock for the reinvestment of dividends.

    On March 23, 2004, the fund issued 3,360 taxable auction market preferred shares, Series M7 (par value $0.001), 3,360 taxable auction market preferred shares, Series T7 (par value $0.001), 3,360 taxable auction market preferred shares, Series W7 (par value $0.001), 3,360 taxable auction market preferred shares, Series TH7 (par value $0.001), 3,360 taxable auction market preferred shares, Series F7 (par value $0.001), 3,000 taxable auction market preferred shares, Series T28 (par value $0.001), and 3,000 taxable auction market preferred shares, Series F28 (par value $0.001)(together referred to as preferred shares). Proceeds paid to the fund amounted to $563,478,700 after deduction of underwriting commissions and offering expenses of $6,521,300. These issues have received a 'AAA/Aaa' rating from Standard & Poor's and Moody's.

    Preferred shares are senior to the fund's common shares and will rank on a parity with shares of any other series of preferred shares, and with shares of any other series of preferred stock of the fund, as to the payment of dividends and the distribution of assets upon liquidation. If the fund does not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the preferred shares basic maintenance amount, (2) maintain the 1940 Act preferred shares asset coverage, or (3) file a required certificate related to asset coverage on time, all of the forgoing as defined in the article supplementary of the fund, the preferred shares will be subject to a mandatory redemption at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption. To the extent permitted under the 1940 Act and Maryland Law, the fund at its option may without consent of the holders of preferred shares, redeem preferred shares having a dividend period of one year or less, in whole, or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior to notice. The optional redemption price is $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption.

    The fund's common shares and preferred shares have equal voting rights of one vote per share and vote together as a single class. In addition, the affirmative vote of the holders a majority, as defined in the 1940 Act, of the outstanding preferred shares shall be required to (1) approve any plan of reorganization that would adversely affect the taxable auction market preferred shares and (2) any matter that materially and adversely affects the rights, preferences, or powers of that series.

--------------------------------------------------------------------------------
                                       28

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

NOTE 6. INVESTMENTS IN INTEREST RATE SWAPS

    The fund has entered into interest rate swap agreements with Merrill Lynch Derivative Products AG, Royal Bank of Canada, and UBS AG. Under the agreements the fund receives a floating rate and pays a respective fixed rate. Details of the swaps at June 30, 2004 are as follows:

                           NOTIONAL      FIXED     FLOATING RATE(a)    TERMINATION      UNREALIZED
      COUNTERPARTY          AMOUNT       RATE     (RESET MONTHLY)         DATE         APPRECIATION
------------------------  -----------   -------   ----------------   --------------   --------------
Merrill Lynch Derivative
  Products AG             $46,000,000   3.2275%        1.330%        March 29, 2008     $  967,516
Merrill Lynch Derivative
  Products AG             $46,000,000   3.4150%        1.340%        March 29, 2009      1,423,038
Merrill Lynch Derivative
  Products AG             $46,000,000   3.4610%        1.330%        March 29, 2010      2,145,073
Merrill Lynch Derivative
  Products AG             $34,000,000    3.535%        1.285%        April 23, 2008        359,198
Royal Bank of Canada      $68,000,000    2.990%        1.320%        March 26, 2009      3,358,869
UBS AG                    $30,000,000    3.220%        1.160%           May 7, 2007        171,650
UBS AG                    $34,000,000    3.440%        1.280%        April 19, 2008        474,715
UBS AG                    $34,000,000    4.060%        1.280%        April 19, 2010        535,826
UBS AG                    $34,000,000   4.1725%        1.320%        April 28, 2010        363,797
                                                                                        ----------
                                                                                        $9,799,682
                                                                                        ----------
                                                                                        ----------

-------------------
(a) Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at June 30, 2004.

--------------------------------------------------------------------------------
                                       29

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                                 TOTAL RETURN(a)
                    (PERIOD ENDED JUNE 30, 2004) (UNAUDITED)

                            SINCE INCEPTION (1/30/04)
                            -------------------------
                                    -2.17%


The performance data quoted represents past performance. Past performance is no guarantee of future results. The rate of return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

-------------------------------------------------------------------------------
                        REINVESTMENT PLAN

      We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
       Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may
       purchase, from time to time, shares of its common stock in the open market.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
       A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-330-7348, (ii) on our Web site at
       cohenandsteers.com or (iii) on the Securities and Exchange
       Commission's Web site at http://www.sec.gov.
-------------------------------------------------------------------------------

-------------------
(a) Based on net asset value.

-------------------------------------------------------------------------------
                                       30

-------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

-------------------------------------------------------------------------------
                           PRIVACY POLICY

    The fund is committed to maintaining the privacy of its shareholders and to safeguarding their personal information. The following is provided to help you understand what personal information the fund collects, how we protect that information, and why in certain cases we may share this information with others.

    The fund does not receive any personal information relating to shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the fund, to conduct and process your business in an accurate and efficient manner, we must collect and maintain certain personal information about you. This is the information we collect on applications or other forms, and from the transactions you make with us.

    The fund does not disclose any personal information about
    its shareholders or former shareholders to anyone, except as required or permitted by law or as is necessary to service shareholder accounts. We will share information with
    organizations, such as the fund's transfer agent, that
    assist the fund in carrying out its daily business
    operations. These organizations will use this information
    only for purposes of providing the services required or as otherwise as may be required by law. These organizations are not permitted to share or use this information for any other purpose. In addition, the fund restricts access to personal information about its shareholders to employees of the
    adviser who have a legitimate business need for the
    information.
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                                       31

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                          MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

               FOR HIGH CURRENT INCOME:                               FOR TOTAL RETURN:

                   COHEN & STEERS                                      COHEN & STEERS
                  EQUITY INCOME FUND                                   REALTY SHARES

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY
      A, B, C AND I SHARES AVAILABLE                      IN REITS
      SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 SYMBOL: CSRSX
                                                          ALSO AVAILABLE: COHEN & STEERS INSTITUTIONAL
                                                          REALTY SHARES (CSRIX) REQUIRES A HIGHER
                                                          MINIMUM PURCHASE, BUT OFFERS A LOWER TOTAL
                                                          EXPENSE RATIO

                  FOR TOTAL RETURN:                                   FOR CAPITAL APPRECIATION:

                   COHEN & STEERS                                         COHEN & STEERS
                    UTILITY FUND                                        SPECIAL EQUITY FUND

      IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL           IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL
      RETURN THROUGH BOTH CURRENT INCOME AND              APPRECIATION, INVESTING IN A LIMITED NUMBER
      CAPITAL APPRECIATION, INVESTING PRIMARILY IN        OF REITS AND OTHER REAL ESTATE COMPANIES
      UTILITIES                                           CONCENTRATED, HIGHLY FOCUSED PORTFOLIO
      SYMBOLS: CSUAX, CSUBX, CSUCX, CSUIX                 SYMBOL: CSSPX

                          FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                           OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
                     1-800-330-7348, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

 PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE FUND CAREFULLY BEFORE
   INVESTING. A PROSPECTUS CONTAINING THIS AND OTHER INFORMATION ABOUT THE FUND MAY BE OBTAINED BY
       FOLLOWING THE INSTRUCTIONS ABOVE. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                                     COHEN & STEERS SECURITIES, LLC, DISTRIBUTOR

--------------------------------------------------------------------------------
                                       32

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

OFFICERS AND DIRECTORS                 KEY INFORMATION

Robert H. Steers                       INVESTMENT MANAGER
Director and chairman                  Cohen & Steers Capital Management,
Martin Cohen                           Inc.
Director and president                 757 Third Avenue
Bonnie Cohen                           New York, NY 10017
Director                               (212) 832-3232
George Grossman                        FUND SUBADMINISTRATOR AND CUSTODIAN
Director                               State Street Bank and Trust Company
Richard J. Norman                      225 Franklin Street
Director                               Boston, MA 02110
Frank K. Ross                          TRANSFER AGENT -- COMMON SHARES
Director                               Equiserve Trust Company
Willard H. Smith Jr.                   250 Royall Street
Director                               Canton, MA 02021
Robert Becker                          (800) 426-5523
Vice president                         TRANSFER AGENT -- PREFERRED SHARES
Greg E. Brooks                         The Bank of New York
Vice president                         100 Church Street
Adam Derechin                          New York, NY 10007
Vice president and assistant treasurer LEGAL COUNSEL
Joseph M. Harvey                       Simpson Thacher & Bartlett LLP
Vice president                         425 Lexington Avenue
William F. Scapell                     New York, NY 10017
Vice president                         New York Stock Exchange Symbol: RTU
Lawrence B. Stoller                    Web site: cohenandsteers.com
Assistant secretary                    This report is for shareholder
                                       information. This is not a prospectus
                                       intended for use in the purchase or
                                       sale of fund shares. Past performance
                                       is of course no guarantee of future
                                       results and your investment may be
                                       worth more or less at the time you
                                       sell.

--------------------------------------------------------------------------------
                                       33

        COHEN & STEERS
 REIT AND UTILITY INCOME FUND


-----------------------------

SEMIANNUAL REPORT
JUNE 30, 2004





COHEN & STEERS
REIT AND UTILITY INCOME FUND
757 THIRD AVENUE
NEW YORK, NY 10017





                            STATEMENT OF DIFFERENCES
                            ------------------------

The section symbol shall be expressed as .................................'SS'
The division sign shall be expressed as ..................................[div]